Exhibit 99.1

MBX Biosciences to Provide 2026 Outlook and Business Update at 44th Annual J.P. Morgan Healthcare Conference

One-year follow-up data from Phase 2 trial of once-weekly canvuparatide, a potential best-in-class therapy for hypoparathyroidism, anticipated in Q2 2026; Phase 3 initiation on track for Q3 2026

12-week data from Phase 1 trial of MBX 4291, a dual GLP-1/GIP co-agonist prodrug with potential for once-monthly dosing and improved tolerability for obesity, anticipated in Q4 2026

Nomination of two additional obesity candidates expected in 2026: an amycretin prodrug and a GLP-1/GIP/GCGR triple agonist, each designed for once-monthly dosing

Strong cash position: preliminary unaudited cash, cash equivalents and marketable securities of approximately $373.7 million as of December 31, 2025, expected to fund operations into 2029

CARMEL, Ind., January 11, 2026 (GLOBE NEWSWIRE) -- MBX Biosciences, Inc. (Nasdaq: MBX), a clinical-stage biopharmaceutical company focused on the discovery, development and commercialization of novel precision peptide therapies for the treatment of endocrine and metabolic disorders, today announced it will provide an update on its clinical programs, expanding obesity pipeline, and outlook for 2026 during the Company’s presentation at the 44th Annual J.P. Morgan Healthcare Conference in San Francisco on Tuesday, January 13, 2026, at 3:45 pm PT (6:45 pm ET). The live webcast can be accessed in the events section of the MBX Biosciences website at https://investors.mbxbio.com/news-events/events.

“The Phase 2 success with once-weekly canvuparatide in chronic hypoparathyroidism sets the stage for our upcoming pivotal Phase 3 trial, while underscoring the broad clinical utility of our Precision Endocrine Peptide (PEP™) platform,” said Kent Hawryluk, President and Chief Executive Officer of MBX Biosciences. “We look forward to a catalyst-rich 2026, including the nomination of new development candidates in our expanding obesity portfolio and highly anticipated clinical data from MBX 4291, which holds the promise of potential once-monthly dosing with improved tolerability. With a strong cash position extending into 2029, we are well positioned to execute our strategy and continue to invest in long-term pipeline growth.”

Once-weekly Canvuparatide for Hypoparathyroidism (HP)

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The Phase 2 Avail™ trial (Avail) achieved its primary endpoint, demonstrating strong clinical proof-of-concept for canvuparatide with high responder rates and once-weekly dosing that was generally well-tolerated.

Exhibit 99.1

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MBX plans to share the full 12-week dataset from Avail and one-year follow-up data at a medical conference in Q2 2026.

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An FDA End-of-Phase 2 meeting is planned for Q1 2026, as MBX continues to prepare for initiation of its Phase 3 confirmatory trial in Q3 2026.

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Primary market research supports canvuparatide’s potential as a best-in-class therapy and new standard of care for patients with HP.

MBX 4291 and Early Pipeline Programs for Obesity

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MBX 4291, a glucagon-like peptide-1 (GLP-1)/glucose-dependent insulinotropic peptide (GIP) co-agonist prodrug with potential for once-monthly dosing, continues to progress through Phase 1 evaluation, with 12-week multiple ascending dose data expected in Q4 2026.

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MBX expects to expand its obesity portfolio in 2026 with two additional candidates designed to address the full spectrum of needs for patients with obesity, each with once-monthly dosing. These include an amycretin prodrug and a GLP-1/GIP/glucagon receptor (GCGR) prodrug candidate, with nominations anticipated in Q2 and Q3 2026.

Long-acting Imapextide (MBX 1416) for Post-Bariatric Hypoglycemia (PBH)

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Results from the ongoing Phase 2a STEADI™ trial of potential once-weekly imapextide are expected in Q2 2026, including effects on post-prandial glucose regulation and related metabolic parameters.

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Results from primary research conducted by MBX indicate that the majority of patients and endocrinologists surveyed prefer the convenience of a once-weekly injection over a once-daily injection in PBH.

Strong Cash Position

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Preliminary unaudited cash, cash equivalents and marketable securities of approximately $373.7 million as of December 31, 2025, are expected to fund operations into 2029.

About MBX Biosciences

MBX Biosciences is a biopharmaceutical company focused on the discovery, development and commercialization of novel precision peptide therapies based on its proprietary PEP™ platform, for the treatment of endocrine and metabolic disorders. The Company is advancing a pipeline of novel candidates for endocrine and metabolic disorders with clinically validated targets, established endpoints for regulatory approval, significant unmet medical needs and large potential market opportunities. The Company’s pipeline includes canvuparatide (MBX 2109) for the treatment of chronic hypoparathyroidism (HP) preparing for Phase 3 development; an obesity portfolio that includes MBX 4291 in Phase 1 development, as well as multiple discovery and pre-clinical obesity candidates; and imapextide (MBX 1416) for the treatment of post-bariatric hypoglycemia (PBH) in Phase 2 development. The Company is based in Carmel,

Exhibit 99.1

Indiana. To learn more, please visit the Company website at www.mbxbio.com and follow it on LinkedIn.

About MBX’s Proprietary Precision Endocrine Peptide (PEP™) Platform

MBX was founded by global leaders with a transformative approach to peptide drug design and development. Leveraging this expertise, the Company designed its proprietary Precision Endocrine Peptide™ (PEP™) platform to overcome the key limitations of unmodified and modified peptide therapies and to improve clinical outcomes and simplify disease management for patients. PEPs are selectively engineered to have optimized pharmaceutical properties, including extended time-action profiles and consistent drug concentrations with low peak-to-trough concentration ratios, consistent exposure to target tissues, and less frequent dosing.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, each as amended. The words “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “should,” “target,” “would” and similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements include, but are not limited to, express or implied statements regarding: MBX Biosciences’ expectations regarding the clinical development of canvuparatide, including timing of the one-year follow-up data from the Phase 2 trial in Q2 2026, timing of FDA End-of-Phase 2 and EMA Scientific Advice meetings in Q1 2026 and timing of initiation of a Phase 3 trial in Q3 2026; the potential for canvuparatide to be a best-in-class, once-weekly PTH replacement therapy and a new standard of care for patients with HP; the expected timing of results from the Phase 2a trial for imapextide; statements related to the ability of imapextide to be a treatment of PBH; expectations on patient and endocrinologist preference for a once-weekly over a once-daily treatment; the expected timing of results from the Phase 1 trial for MBX 4291 in Q4 2026; the potential for MBX 4291 to be dosed once-monthly with improved tolerability; the expected timing of the announcement of additional obesity candidates in Q2 and Q3 2026; MBX Biosciences’ preliminary unaudited cash, cash equivalents and marketable securities as of December 31, 2025; and expectations regarding MBX Biosciences’ uses of capital, expenses and financial results, including the anticipated cash runway timing.

Forward-looking statements are based on management’s current expectations and are subject to risks and uncertainties that could negatively affect MBX Biosciences’ business, operating results, financial condition and stock value. Factors that could cause actual results to differ materially from those currently anticipated include: risks relating to the Company’s research and development activities; MBX Biosciences’ ability to execute on its strategy including obtaining the requisite regulatory approvals on the expected timeline, if at all; uncertainties relating to preclinical and clinical development activities; the Company’s dependence on third parties to conduct clinical trials, manufacture its product candidates and develop and commercialize its product candidates, if approved; MBX Biosciences’ ability to attract, integrate and retain key personnel; risks related to the Company’s financial condition and need for substantial additional funds in order to complete development activities and commercialize a product candidate, if approved; risks related to regulatory developments and approval processes of the U.S. Food

Exhibit 99.1

and Drug Administration and comparable foreign regulatory authorities; risks related to establishing and maintaining MBX Biosciences’ intellectual property protections; risks related to the competitive landscape for MBX Biosciences’ product candidates; and final audit adjustments and other developments that may arise that would cause MBX Biosciences’ expectations with respect to the estimate of cash, cash equivalents and marketable securities as of December 31, 2025 to differ, perhaps materially, from the financial results that will be reflected in MBX Biosciences’ audited consolidated financial statements for the fiscal year ended December 31, 2025; as well as other risks described in “Risk Factors,” in MBX Biosciences’ Quarterly Report on Form 10-Q for the three months ended September 30, 2025, Annual Report on Form 10-K for the year ended December 31, 2024 filed with the Securities and Exchange Commission (SEC), as well as subsequent filings with the SEC. MBX Biosciences expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations or any changes in events, conditions or circumstances on which any such statement is based, except as required by law, and claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

MBX Biosciences uses and intends to continue to use its Investor Relations website as a means of disclosing material nonpublic information and for complying with its disclosure obligations under Regulation FD. Accordingly, investors should monitor the Company's Investor Relations website, in addition to following the Company's press releases, SEC filings, public conference calls, presentations, and webcasts.

Financial Disclosure Advisory

MBX Biosciences has not yet completed its year-end financial close process for the fiscal year ended December 31, 2025. The estimate of the Company’s cash, cash equivalents and marketable securities as of December 31, 2025 is preliminary, has not been audited and is subject to change upon completion of the Company’s financial statement closing procedures. Additional information and disclosure would be required for a more complete understanding of the Company’s financial position and results of operations as of December 31, 2025. The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to this preliminary result and, accordingly, does not express an opinion or any other form of assurance about it.

Media Contact:

Cassidy McClain

Inizio Evoke Comms

cassidy.mcclain@inizioevoke.com

(619) 694-6291

Investor Contact:

Jim DeNike

MBX Biosciences

jdenike@mbxbio.com